Exhibit 99.1

i-80 Gold Closes $250 Million Royalty Financing with Franco-Nevada and Completes Retirement of Certain Legacy Debt Obligations

All amounts referenced herein are expressed in United States dollars unless otherwise stated.

TORONTO, ON, March 16, 2026 – i-80 GOLD CORP. (TSX:IAU) (NYSE American:IAUX) (“i-80 Gold” or the “Company”) is pleased to announce that it has successfully completed the closing of the previously announced $250 million royalty financing (the “Royalty Financing”) with a wholly-owned U.S. subsidiary of Franco-Nevada Corporation (“Franco-Nevada”). The Company used a portion of the Royalty Financing proceeds to complete the mandatory redemption of its 8% secured convertible debentures due in 2027 (“2027 Convertible Debentures”) and to settle a convertible loan and Gold Prepay Agreement held by affiliates of Orion Mine Finance (“Orion”).

“Together, these transactions represent a major step forward in the Company’s recapitalization, significantly strengthening the balance sheet and positioning i-80 Gold to continue advancing its development plan towards becoming a mid-tier gold producer in Nevada,” said Richard Young, President & Chief Executive Officer. “We thank Orion, Franco-Nevada and our debenture holders for assisting the Company in advancing its prospective portfolio of projects.”

Completion of Franco-Nevada Royalty Financing

Pursuant to the Royalty Financing, Franco-Nevada is paying $250 million to the Company in exchange for a 1.5% life-of-mine (“LOM”) net smelter return royalty (“NSR”), stepping up to a 3.0% LOM net smelter return royalty on January 1, 2031. The royalty payable to Franco-Nevada applies to production from all mineral properties in the Company’s portfolio. At closing, a total of $225 million of the Royalty Financing was advanced to the Company with approximately $165 million used to extinguish the legacy debt obligations described below, with the remaining balance to be used to advance the Mineral Point open pit oxide project and construction of the Archimedes underground project. In total, $50 million of the Royalty Financing has been dedicated to advancing Mineral Point infill drilling, engineering and early-stage permitting in 2026, supporting a pre-feasibility study anticipated for completion in 2027. The remaining $25 million of the Royalty Financing is payable following the expenditure of an initial $25 million allocated for Mineral Point, which is expected to be made available later this year.

Redemption of 2027 Convertible Debentures

The Company has completed the mandatory redemption of its 2027 Convertible Debentures for a total cash payment of $73 million, including the principal amount of $65 million and accrued interest of approximately $5.3 million. Total accrued interest on the debentures amounted to approximately $18.7 million. Approximately 70% of the 2027 Convertible Debenture holders elected to receive their accrued interest in common shares of the Company, resulting in the issuance of approximately 8.1 million common shares, while the remaining interest was paid in cash. A 4% premium associated with the early mandatory redemption was applied to the principal amount and accrued interest.

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Repayment of the Gold Prepayment and Convertible Loan Instruments Held by Orion

The Company has repaid in full the Gold Prepay Agreement and Convertible Loan Instruments held by Orion. A Silver Purchase and Sale Agreement held by Orion remains in place, as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The total payout to Orion was $92 million, comprising the convertible loan, including a principal amount of $50 million and approximately $20 million of accrued interest, together with the outstanding balance under the Gold Prepay Agreement. An additional 3 million common shares were issued to Orion as part of the early redemption.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The securities referenced in this press release have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The securities may not be offered or sold in the United States or for the account or benefit of U.S. persons absent registration under the Securities Act or an applicable exemption from registration under the Securities Act.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company committed to building a mid-tier gold producer through a new development plan to advance its high-quality asset portfolio. The Company is the fifth largest gold mineral resource holder in the state with a pipeline of high-grade multi-stage projects strategically located in Nevada’s most prolific gold-producing trends. Leveraging its central processing facility following an anticipated refurbishment, i-80 Gold is executing a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. i-80 Gold’s shares are listed on the Toronto Stock Exchange (TSX: IAU) and the NYSE American (NYSE: IAUX). Visit www.i80gold.com for more information.

For further information, please contact:

Leily Omoumi – SVP, Corporate Development and Strategy

Caterina De Rosa – VP, Investor Relations

1.866.525.6450

info@i80gold.com

www.i80gold.com

Cautionary Statement Regarding Forward-Looking Information

This press release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates” or “believes”, or variations of, or the negatives of, such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. Readers are cautioned that the assumptions used in the preparation of information, although considered reasonable at the time of preparation, may prove to be inaccurate and, as such, reliance should not be placed on forward-looking statements. The Company’s actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements and, accordingly, no assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what benefits, if any, that the Company will derive therefrom. By their nature, forward looking statements are subject to numerous risks and uncertainties, some of which are beyond the Company’s control, including general economic and industry conditions, volatility of commodity prices, title risks and uncertainties, uncertainty in geological, metallurgical and geotechnical studies and opinions, and completion of planned expenditures at Mineral Point. The Company’s ability to receive the remaining $25 million of the Royalty Payment will depend on its ability to satisfy the conditions required for such payment. Please see “Risks Factors” in the Form 10-K for the fiscal year ended December 31, 2025 and subsequent quarterly reports on Form 10-Q for more information regarding risks pertaining to the Company, which is available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca. Readers are encouraged to carefully review these risk factors as well as the Company’s

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other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. All forward-looking statements contained in this press release speak only as of the date of this press release or as of the dates specified in such statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Additional information relating to i-80 Gold can be found on i-80 Gold’s website at www.i80gold.com, SEDAR+ at www.sedarplus.ca, and on EDGAR at www.sec.gov/edgar. The information included on, or accessible through, the Company’s website is not incorporated by reference into this press release.

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